Exhibit 1.1

5,250,000 Units

INDAS GREEN ACQUISITION CORPORATION

UNDERWRITING AGREEMENT

New York, New York
________ __, 2008

Chardan Capital Markets LLC
17 State Street, Suite 1600
New York, NY 10004
As Representative of the Underwriters
named on Schedule A hereto

Ladies and Gentlemen:

IndAS Green Acquisition Corporation, a Cayman Islands exempted company (“Company”), hereby confirms its agreement with Chardan Capital Markets LLC (“Chardan” or the “Representative”) and with the other underwriters named on Schedule A hereto for which Chardan is acting as representative (the Representative and the other underwriters being collectively referred to herein as the “Underwriters” or, individually, an “Underwriter”) as follows:

1. Purchase and Sale of Securities.

1.1. Firm Securities.

1.1.1. Purchase of Firm Units. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters, severally and not jointly, an aggregate of 5,250,000 units (“Firm Units”) of the Company’s securities at a purchase price (net of discounts and commissions) of $7.80 per Firm Unit subject to the payment to the Representative of the Deferred Discount (as defined in Section 1.5 hereof) of $0.28 per Firm Unit. The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Units set forth opposite their respective names on Schedule A at a purchase price (net of discounts and commissions) of $7.80 per Firm Unit subject to the payment to the Representative of the Deferred Discount of $0.28 per Firm Unit pursuant to Section 1.5 hereof. The Firm Units are to be offered initially to the public (“Offering”) at the offering price of $8.00 per Firm Unit. Each Firm Unit consists of one ordinary share of the Company, par value $0.0001 per share (“Ordinary Share”), and one warrant to purchase one Ordinary Share (“Warrant(s)”). The terms of the Warrants are provided for in the form of a Warrant Agreement (as defined in Section 2.24 hereof.)

1.1.2. Separate Trading. The Ordinary Shares and the Warrants included in the Firm Units will trade separately on the 10th day following the earlier of the Underwriters’ Over-allotment Option’s (as defined in Section 1.2.1hereof) (i) expiration, (ii) exercise in part (if subsequently terminated) or (iii) exercise in full, subject to (i) the preparation of an audited balance sheet of the Company reflecting receipt by the Company of the proceeds of the Offering and the filing of such audited balance sheet with the Securities and Exchange Commission (“Commission”) on a Form 6–K or similar form by the Company which includes such balance sheet; and (ii) the Company issues a press release and files the same with the Commission in a Current Report on Form 6-K announcing when such separate trading will begin.

1.1.3. Payment and Delivery. Delivery and payment for the Firm Units shall be made at 10:00 A.M., New York time, on the third business day following commencement of trading of the Firm Units or at such earlier time as shall be agreed upon by the Representative and the Company at the offices of the Representative or at such other place as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Units is referred to herein as the “Closing Date.” Payment for the Firm Units shall be made on the Closing Date at the Representative’s election by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds, payable as follows: $_______ ($_______ if the Over-allotment Option (as defined in Section 1.2) is exercised in full) of the proceeds received by the Company for the Firm Units shall be deposited into the trust account (“Trust Account”) established by the Company for the benefit of the public shareholders and the Underwriters, as described in the Registration Statement and pursuant to the terms of a Trust Agreement (as defined in Section 2.27 hereof) and $______ shall be paid to the order of the Company upon delivery to you of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Units (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Underwriters. The Firm Units shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two business days prior to the Closing Date. The Company will permit the Representative to examine and package the Firm Units for delivery, at least one full business day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Units except upon tender of payment by the Representative for all the Firm Units.

1.2. Over-Allotment Option.

1.2.1. Option Units. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Units, the Underwriters are hereby granted, severally and not jointly, an option to purchase up to an additional 787,500 units from the Company (“Over-allotment Option”). Such additional 787,500 units shall be identical in all respects to the Firm Units and are hereinafter referred to as “Option Units.” The Firm Units and the Option Units are hereinafter collectively referred to as the “Units” and the Units, the Ordinary Shares and the Warrants included in the Units and the Ordinary Shares issuable upon exercise of the Warrants are hereinafter referred to collectively as the “Public Securities.” The purchase price to be paid for each Option Unit (net of discounts and commissions) will be $7.80 subject to the payment to the Representative of the Deferred Discount of $0.28 per Option Unit pursuant to Section 1.5 hereof. The Option Units are to be offered initially to the public at the offering price of $8.00 per Option Unit.

1.2.2. Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Units within 30 days after the Effective Date (hereinafter defined). The Underwriters will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail or facsimile transmission setting forth the number of Option Units to be purchased and the date and time for delivery of, and payment for, the Option Units, which will not be later than five (5) business days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of the Representative or at such other place and in such other manner as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Units does not occur on the Closing Date, the date and time of the closing for such Option Units will be as set forth in the notice (hereinafter the “Option Closing Date”). Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Units specified in such notice. If any Option Units are to be purchased each Underwriter agrees, severally and not jointly, to purchase the number of Option Units that bears the same proportion to the total number of Firm Units set forth in Schedule A opposite the name of such Underwriter. The date that the registration statement for the Offering is declared effective by the Securities and Exchange Commission is hereinafter referred to as the “Effective Date”.

1.2.3. Payment and Delivery. Payment for the Option Units shall be made on the Option Closing Date at the Representative’s election by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds, by deposit of the sum of $7.80 per Option Unit (subject to the payment to the Representative of the Deferred Discount of $0.28 per Option Unit pursuant to Section 1.5 hereof) upon delivery to the Representative of certificates (in form and substance satisfactory to the Underwriters) representing the Option Units (or through the facilities of DTC) for the account of the Underwriters. The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the Representative requests not less than two business days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one full business day prior to such Closing Date or Option Closing Date.

1.3. Underwriters’ Purchase Option.

1.3.1. Purchase Option. The Company hereby agrees to issue and sell to the Representative (and/or its designees) on the Effective Date an option (“Underwriters’ Purchase Option”) to purchase up to an aggregate of 262,500 units (“Underwriters’ Units”) for an aggregate purchase price of $100.00. Each of the Underwriters’ Units is identical to the Firm Units. The Underwriters’ Purchase Option shall be exercisable, in whole or in part, commencing on the later of the consummation of a Business Combination (as defined in Section 2.17 hereof) and the one year anniversary of the Effective Date and terminating on the five year anniversary of the Effective Date at an initial exercise price per Underwriters’ Unit of $10.00, which is equal to one hundred and twenty-five percent (125%) of the initial public offering price of a Unit. The Underwriters’ Purchase Option, the Underwriters’ Units, the Ordinary Shares and the Warrants (“Underwriters’ Warrants”) included in the Underwriters’ Units and the Ordinary Shares issuable upon exercise of the Underwriters’ Warrants are hereinafter referred to collectively as the “Underwriters’ Securities.” The Public Securities and the Underwriters’ Securities are hereinafter referred to collectively as the “Securities.”

1.3.2. Delivery and Payment. Delivery and payment for the Underwriters’ Purchase Option shall be made on the Closing Date. The Company shall deliver to the Representative and/or its designee, upon payment therefor, certificates for the Underwriters’ Purchase Option in the name or names and in such authorized denominations as the Representative may request.

1.4. Private Placement. Prior to the Effective Date, Mission Biofuels Limited, Value Insights, LLP and Chardan (together, the “Subscribers”) and their designees, or entities wholly owned by them will purchase from the Company pursuant to the Subscription Agreements (as defined in Section 2.25.2 hereof) an aggregate of 1,970,000 warrants (“Insider Warrants”) at a purchase price of $1.00 per Insider Warrant in a private placement (“Private Placement”). The purchase price for the Insider Warrants will be held in escrow until the Closing Date, whereupon $1,970,000 of such proceeds will be deposited in the Trust Account. The Insider Warrants and the Ordinary Shares issuable upon exercise of the Insider Warrants are hereinafter referred to collectively as the “Placement Securities.” No underwriting discounts, commissions or placement fees have been or will be payable in connection with the Private Placement. None of the Placement Securities may be sold, assigned or transferred by the Subscribers until after consummation of a Business Combination. The Subscribers shall have no right to any liquidation distributions with respect to any portion of the Placement Securities in the event the Company fails to consummate a Business Combination, whereupon the Insider Warrants will expire worthless.

1.5. Underwriters’ Deferred Discount. The Representative, on behalf of itself and the other Underwriters, agrees that 3.5% of the gross proceeds from the sale of the Units ($1,470,000, or $1,690,500 if the Over-allotment Option is exercised in full) (collectively, such amounts are the “Deferred Discount “) will be deposited in and held in the Trust Account and payable to the Representative with respect to any Ordinary Shares that have not been converted upon the consummation of a Business Combination. Concurrently with the closing of the Business Combination, the Company shall pay the Representative by wire transfer $0.28 per Unit sold in the Offering that has not been converted into cash in accordance with the terms of the Trust Agreement. In addition, in the event that the Company is unable to consummate a Business Combination and Continental Stock Transfer & Trust Company (“Trustee”), the trustee of the Trust Account, commences liquidation of the Trust Account as provided in the Trust Agreement, the Representative, on behalf of itself and the other Underwriters, agrees that (i) the several Underwriters shall forfeit any rights or claims to the Deferred Discount; and (ii) the Deferred Discount shall be distributed on a pro-rata basis among the holders of the IPO Shares (defined in Section 7.6 hereof).

2. Representations and Warranties of the Company.  The Company represents and warrants to the Underwriters as follows:

2.1. Filing of Registration Statement.

2.1.1. Pursuant to the Act. The Company has filed with the Commission a registration statement and an amendment or amendments thereto, on Form F-1 (File No. 333-______________), including any related preliminary prospectus (“Preliminary Prospectus”), for the registration of the Public Securities and the Representative’s Securities under the Securities Act of 1933, as amended (“Act”), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (“Regulations”) of the Commission under the Act. The conditions for use of Form F-1 to register the Offering under the Act, as set forth in the General Instructions to such Form, have been satisfied. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to Rule 430A of the Regulations), is hereinafter called the “Registration Statement,” and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Regulations filed with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the “Prospectus.” For purposes of this Agreement, “Time of Sale”, as used in the Act, means 5:00 p.m., New York City time, on the date of this Agreement. Prior to the Time of Sale, the Company prepared a preliminary prospectus, dated _________, 2008, for distribution by the Underwriters (“Sale Preliminary Prospectus”). If the Company has filed, or is required pursuant to the terms hereof to file, a registration statement pursuant to Rule 462(b) under the Act registering additional Securities of any type (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Public Securities have been registered under the Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Act with the filing of such Rule 462(b) Registration Statement. The Registration Statement has been declared effective by the Commission on the date hereof. If, subsequent to the date of this Agreement, the Company or the Representative has determined that at the Time of Sale the Sale Preliminary Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and have agreed to provide an opportunity to purchasers of the Firm Units to terminate their old purchase contracts and enter into new purchase contracts, then the Sale Preliminary Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

2.1.2. Pursuant to the Exchange Act.  The Company has filed with the Commission a Form 8-A (File Number ___________________) providing for the registration under the Securities Exchange Act of 1934, as amended (“Exchange Act”), of the Securities.  The registration of the Securities under the Exchange Act has been declared effective by the Commission on the date hereof.

2.2. No Stop Orders, etc.  Neither the Commission nor, to the Company’s knowledge, any foreign or state regulatory authority has issued any order or threatened to issue any order preventing or suspending the use of any Sale Preliminary Prospectus or Prospectus or has instituted or, to the best of the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

2.3. Disclosures in Registration Statement.

2.3.1. 10b-5 Representation.  At the time of effectiveness of the Registration Statement (or at the time of any post-effective amendment to the Registration Statement) and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus contained or will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and did or will, in all material respects, conform to the requirements of the Act and the Regulations. Neither the Registration Statement, the Sale Preliminary Prospectus nor any Preliminary Prospectus or the Prospectus contained therein, nor any amendment or supplement thereto, on their respective dates, nor the Sale Preliminary Prospectus as of the Time of Sale did or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made), not misleading.  When any Preliminary Prospectus or Sale Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus or Sale Preliminary Prospectus and any amendments thereof and supplements thereto complied or will have been corrected in the Sale Preliminary Prospectus and the Prospectus to comply in all material respects with the applicable provisions of the Act and the Regulations and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.3.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representative expressly for use in the Registration Statement, the Sale Preliminary Prospectus or Prospectus or any amendment thereof or supplement thereto, which information, it is agreed, shall consist solely of the names of the several Underwriters and the subsection captioned “Foreign Regulatory Restrictions on Purchase of the Units” contained in the section of the Prospectus entitled “Underwriting.” The Company has not prepared or used and will not prepare or use a “free writing prospectus” as defined in Rule 405 under the Act, in connection with the offering of the Securities.

2.3.2. Disclosure of Agreements.  The agreements and documents described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed.  Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement or attached as an exhibit thereto, or (ii) is material to the Company’s business, has been duly and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder.  To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

2.3.3. Prior Securities Transactions.  No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the date of the Company’s formation, except as disclosed in the Registration Statement.

2.3.4. Regulations. The disclosures in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus concerning the effects of foreign, federal, state and local regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

2.4. Changes After Dates in Registration Statement.

2.4.1. No Material Adverse Change.  Since the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the condition, financial or otherwise, or business prospects of the Company; (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; (iii) no member of the Company’s board of directors or management has resigned from any position with the Company and (iv) no event or occurrence has taken place which materially impairs, or would likely materially impair, with the passage of time, the ability of the members of the Company’s board of directors or management to act in their capacities with the Company as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

2.4.2. Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and except as may otherwise be indicated or contemplated herein or therein, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.5. Independent Accountants. BDO Seidman, LLP (“BDO”), whose report is filed with the Commission as part of the Registration Statement and included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, are independent registered public accountants as required by the Act, the Regulations and the Public Company Accounting Oversight Board (including the rules and regulations promulgated by such entity, “PCAOB”). To the Company’s knowledge, BDO is duly registered and in good standing with the PCAOB. BDO has not, during the periods covered by the financial statements included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.6. Financial Statements; Statistical Data.

2.6.1. Financial Statements. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with the Regulations, consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein in conformity with the Regulations.  No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus. The Registration Statement, the Sale Preliminary Prospectus and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus in accordance with Regulation S-X of the Regulations which have not been included as so required.

2.6.2. Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, the Sale Preliminary Prospectus and/or the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

2.7. Authorized Capital; Options, etc.  The Company had at the date or dates indicated in each of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be, duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.  Based on the assumptions stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein.  Except as set forth in, or contemplated by, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, on the Effective Date and on the Closing Date and the Option Closing Date, if any, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Ordinary Shares or any security convertible into Ordinary Shares, or any contracts or commitments to issue or sell Ordinary Shares or any such options, warrants, rights or convertible securities.

2.8. Valid Issuance of Securities, etc.

2.8.1. Outstanding Securities.  All issued and outstanding Ordinary Shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.  The outstanding Ordinary Shares conform to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. All offers and sales of the outstanding Ordinary Shares of the Company were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such Ordinary Shares, exempt from such registration requirements.

2.8.2. Securities Sold.  The Securities have been duly authorized and reserved for issuance and when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken.  The Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be.  When issued, the Underwriters’ Purchase Option, the Underwriters’ Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Underwriters’ Purchase Option, Underwriters’ Warrants and Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Ordinary Shares issuable upon exercise of the Underwriters’ Purchase Option, the Underwriters’ Warrants and the Warrants have been reserved for issuance upon the exercise of the respective Warrants upon payment of the consideration therefor, and when issued in accordance with the terms thereof, will be duly and validly authorized, validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders.

2.8.3. Insider Warrants. The Insider Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof, and such Insider Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Ordinary Shares issuable upon exercise of the Insider Warrants have been reserved and, when issued in accordance with the terms of the Insider Warrants, will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Insider Warrants are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Insider Warrants has been duly and validly taken.

2.8.4. No Integration. Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Securities pursuant to the Registration Statement.

2.9. Registration Rights of Third Parties.  Except as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

2.10. Validity and Binding Effect of Agreements.  This Agreement and the Warrant Agreement (as defined in Section 2.24 hereof), the Trust Agreement (as defined in Section 2.27 hereof), the Services Agreement (as defined in Section 2.28 hereof), the Warrant Purchase Agreement (as defined in Section 2.25.2 hereof), the Underwriters’ Purchase Option, the Escrow Agreement (as defined in Section 2.25.3 hereof) and the Registration Rights Agreement (as defined in Section 2.26 hereof) (the Warrant Agreement, the Trust Agreement, the Services Agreement, the Warrant Purchase Agreement, the Underwriters’ Purchase Option, the Escrow Agreement and the Registration Rights Agreement are referred to herein collectively as the “Ancillary Agreements”) have been duly and validly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.11. No Conflicts, etc.  The execution, delivery, and performance by the Company of this Agreement and the Ancillary Agreements, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach or violation of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject except pursuant to the Trust Agreement; (ii) result in any violation of the provisions of the Amended and Restated Memorandum and Articles of Association of the Company; or (iii) violate any existing applicable statute, law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business.

2.12. No Defaults; Violations.  No material default or violation exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Amended and Restated Memorandum and Articles of Association or in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

2.13. Corporate Power; Licenses; Consents.

2.13.1. Conduct of Business.  The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business for the purposes described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.  The disclosures in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus concerning the effects of foreign, federal, state and local regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since its formation, the Company has conducted no business and has incurred no liabilities other than in connection with and in furtherance of the Offering.

2.13.2. Transactions Contemplated Herein.  The Company has all corporate power and authority to enter into this Agreement and the Ancillary Agreements, to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained.  No consent, authorization or order of, and no filing with, any court, government agency or other body, foreign or domestic, is required for the valid issuance, sale and delivery of the Securities and the consummation of the transactions and agreements contemplated by this Agreement and the Ancillary Agreements and as contemplated by the Registration Statement, the Sale Preliminary Prospectus and Prospectus, except with respect to applicable foreign, federal and state securities laws and the rules and regulations promulgated by the Financial Industry Regulatory Authority (“FINRA”).

2.14. D&O Questionnaires.  All information contained in the questionnaires (“Questionnaires”) completed by each of the Company’s officers and directors (“Directors/Officers”) and Initial Shareholders (as defined in Section 2.15 hereof) immediately prior to the Offering and provided to the Underwriters as well as the biographies attached as exhibits to each person’s Insider Letter (as defined in Section 2.25.1 hereof) is true and correct and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by the Directors/Officers and Initial Shareholders to become inaccurate and incorrect.

2.15. Litigation; Governmental Proceedings.  There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the best of the Company’s knowledge, threatened against, or involving the Company or, to the best of the Company’s knowledge, any of the Directors/Officers or any of the shareholders of the Company immediately prior to the Offering (“Initial Shareholders”) which has not been disclosed in the Registration Statement, the Questionnaires, the Sale Preliminary Prospectus and the Prospectus.

2.16. Good Standing.  The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the Company, its business, assets or operations.

2.17. No Contemplation of a Business Combination. Prior to the date hereof, no Company Affiliate (as defined in Section 2.18.4 hereof) has, and as of the Closing, the Company and such Company Affiliates will not have: (i) had any specific Business Combination under consideration or contemplation; (ii) directly or indirectly, contacted any potential target business or their representatives or had any discussions, formal or otherwise, with respect to effecting any potential Business Combination with the Company or taken any measure, directly or indirectly to locate a target business; or (iii) engaged or retained any agent or other representative to identify or locate any suitable acquisition candidate for the Company. As used herein, the term “Business Combination” shall mean any acquisition of, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more operating businesses.

2.18. Transactions Affecting Disclosure to FINRA.

2.18.1. Finder’s Fees. Except as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Company Affiliate with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any Initial Shareholder that may affect the Underwriters’ compensation, as determined by FINRA.

2.18.2. Payments Within Six Months. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the six months prior to the Effective Date, other than payments to Chardan in connection with the Offering.

2.18.3. Use of Proceeds. No proceeds from the sale of the Public Securities (excluding underwriting compensation), the Representative’s Securities or Placement Securities will be paid to any FINRA member, or any persons associated or affiliated with a member of FINRA, except as specifically authorized herein.

2.18.4. Insiders’ FINRA Affiliation. No Directors/Officers, or any direct or indirect beneficial owner of any class of the Company’s securities including the Initial Shareholders and holders of securities purchased in the Private Placement (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) is a member, or a person associated or affiliated with a member, of FINRA. No Company Affiliate (i) is an owner of stock or other securities of any member of FINRA (other than securities purchased on the open market); or (ii) has made a subordinated loan to any member of the FINRA.

2.18.5. Issuance of Securities. Except with respect to Chardan, the Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential underwriter in the Offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement. No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA.

2.18.6. Conflict of Interest. No FINRA member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “Members participating in the Offering” include managing agents, syndicate group members and all dealers which are members of FINRA.

2.18.7. Other Agreements or Arrangements. Except with respect to Chardan in connection with the Offering, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the initial filing date of the Registration Statement, which arrangement or agreement provides for the receipt of any item of value and/or the transfer or issuance of any warrants, options, or other securities from the Company to a FINRA member, any person associated with a member (as defined by FINRA rules), any potential underwriters in the Offering and/or any related persons.

2.19. Taxes.

2.19.1. Transfer Taxes. There are no transfer taxes or other similar fees or charges under Cayman Islands law, U.S. federal law or the laws of any U.S. state or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities.

2.19.2. Tax Returns. The Company has filed all non-U.S., U.S. federal, state and local tax returns that are required to be a filed or has requested extensions thereof, except in any case in which the failure to so file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the Sale Preliminary Prospectus or Prospectus and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing are due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Registration Statement, the Sale Preliminary Prospectus or Prospectus.

2.20. Foreign Corrupt Practices Act.  Neither the Company nor any of the Company Affiliates or any other person acting on behalf of the Company is aware of or has taken any action, directly or indirectly, that: (i) would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (“FCPA”) or otherwise subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding; (ii) if not done in the past, might have had a material adverse effect on the Company or the assets, business or operations of the Company as reflected in any of the financial statements contained in the Registration Statement and the Prospectus or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company, including, without limitation, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction). The Company’s internal accounting controls and procedures are sufficient to cause the Company to comply with the FCPA.

2.21. Currency and Foreign Transactions Reporting Act. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended (“Bank Security Act”), the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, with the Bank Security Act, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

2.22. Patriot Act. Neither the Company nor any Company Affiliate has violated: (i) the Bank Secrecy Act, or (iii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law.

2.23. Officers’ Certificate.  Any certificate signed by any duly authorized officer of the Company and delivered to the Representative or to its counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.24. Warrant Agreement.  The Company has entered into a warrant agreement with respect to the Warrants and the Insider Warrants with Continental Stock Transfer & Trust Company substantially in the form filed as an exhibit to the Registration Statement (“Warrant Agreement”).

2.25. Agreements With Company Affiliates.

2.25.1. Insider Letters.  The Company has caused to be duly executed legally binding and enforceable agreements (except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification, contribution or noncompete provision may be limited under foreign, federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought) annexed as exhibits to the Registration Statement (“Insider Letter”), pursuant to which each of the Company Affiliates agrees to certain matters, including but not limited to, the voting of Ordinary Shares held by them and certain matters described as being agreed to by them under the “Proposed Business” Section of the Registration Statement, the Sale Preliminary Prospectus and Prospectus.

2.25.2. Amended and Restated Subscription Agreement. The Subscribers have executed and delivered subscription agreements, annexed as exhibits to the Registration Statement (the “Subscription Agreements”), pursuant to which the Subscribers have, among other things, purchased an aggregate of 1,970,000 Insider Warrants in the Private Placement. Pursuant to the terms of the Subscription Agreements, each of the Subscribers has waived any and all rights and claims that it or he may have to any proceeds, and any interest thereon, held in the Trust Account in respect of the Placement Securities in the event that a Business Combination is not consummated and the Trust Account is liquidated in accordance with the terms of the Trust Agreement.

2.25.3. Escrow Agreement.  The Company has caused the Initial Shareholders, to the extent they own Ordinary Shares of the Company prior to the Offering (excluding securities contained in the Placement Securities), to enter into an escrow agreement (“Escrow Agreement”) with Continental Stock Transfer & Trust Company (“Escrow Agent”) substantially in the form filed as an exhibit to the Registration Statement whereby the Ordinary Shares owned by such parties prior to the Offering will be held in escrow by the Escrow Agent for a period (“Escrow Period”) commencing on the Effective Date and expiring on the earlier of (i) the second anniversary of the Effective Date; and (ii) one year from the consummation of the Business Combination.  In the event that the Company fails to consummate a Business Combination, the Initial Shareholders will not be entitled to any portion of the liquidation proceeds with respect to the shares held in escrow. During the Escrow Period, such parties shall be prohibited from selling or otherwise transferring such securities (except (a) to spouses and children of such parties and trusts established for their benefit, (b) among the Company Affiliates, or (c) after the consummation of a Business Combination, to participate in a transaction whereby all the outstanding securities of the Company are exchanged or converted into cash or another entity’s securities; provided, however, such Initial Shareholders shall retain the right to vote such securities, as applicable.  To the Company’s knowledge, the Escrow Agreement is enforceable against each of the Initial Shareholders and will not, with or without the giving of notice or the lapse of time or both, result in a breach of, or conflict with, any of the terms and provisions of, or constitute a default under, any agreement or instrument to which any of the Initial Shareholders is a party. The Escrow Agreement shall not be amended, modified or otherwise changed without the prior written consent of Chardan, such consent not to be unreasonably withheld.

2.26. Registration Rights Agreement. The Company and the Initial Shareholders have entered into a Registration Rights Agreement (“Registration Rights Agreement”) substantially in the form filed as an exhibit to the Registration Statement, whereby the Initial Shareholders will be entitled to certain registration rights as set forth in such Registration Rights Agreement and described more fully in the Registration Statement.

2.27. Investment Management Trust Agreement.  The Company has entered into an Investment Management Trust Agreement with Continental Stock Transfer & Trust Company (“Trust Agreement”) with respect to certain proceeds of the Offering and the Private Placement substantially in the form filed as an exhibit to the Registration Statement.

2.28. Administrative Services.  The Company has entered into an agreement (“Services Agreement”) with Value Insights LLP, an affiliate of the Company’s chief executive officer, in the form filed as an exhibit to the Registration Statement pursuant to which Value Insights LLP will make available to the Company general and administrative services including office space, utilities, receptionist and secretarial support for the Company’s use for $7,500 per month, which shall be payable out of the Company’s working capital.

2.29. Covenants Not to Compete.  No Company Affiliate is subject to any noncompetition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be a stockholder, director, officer or employee of the Company.

2.30. Investments.  The Company has been advised concerning the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations thereunder and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act and such rules and regulations. The Company is not, nor will the Company become upon the sale of the Units and the application of the proceeds therefore as described in the Prospectus under the caption “Use of Proceeds”, an “investment company” or a person controlled by an “investment company” within the meaning of the Investment Company Act. No more than 45% of the “value” (as defined in Section 2(a)(41) of the Investment Company Act of the Company’s total assets (exclusive of cash items and “Government Securities,” as defined in Section 2(a)(16) of the Investment Company Act) consist of, and no more than 45% of the Company’s net income after taxes is derived from, securities other than Government Securities.

2.31. Subsidiaries.  The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

2.32. Related Party Transactions.  No relationship, direct or indirect, exists between or among any of the Company or any Company Affiliate, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Company Affiliate, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.

2.33. No Influence. The Company has not offered, or caused the Underwriters to offer, the Firm Units to any person or entity with the intention of unlawfully influencing: (a) a customer or supplier of the Company or any affiliate of the Company to alter the customer’s or supplier’s level or type of business with the Company or such affiliate or (b) a journalist or publication to write or publish favorable information about the Company or any such affiliate.

2.34. Sarbanes-Oxley. Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley Act”), and the rules and regulations of the Commission thereunder have been applicable to the Company, there is and has been no failure on the part of the Company to comply in material respects with any provision of the Sarbanes-Oxley Act.

2.35. Definition of “Knowledge”. As used in herein, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Sale Preliminary Prospectus and Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented.

2.36. Private Placement. In accordance with the terms of the Subscription Agreement, the Subscribers have paid the full purchase price of $1,970,000 for the Insider Warrants into an account with Ellenoff Grossman & Schole LLP, counsel to the Company (“EG&S”), established for the benefit of the Company.

3. Covenants of the Company.  The Company covenants and agrees as follows:

3.1. Amendments to Registration Statement.  The Company will deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and shall not file any such amendment or supplement to which the Representative shall reasonably object in writing.

3.2. Federal Securities Laws.

3.2.1. Compliance.  During the time when a prospectus is required to be delivered under the Act, the Company will use all reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Public Securities in accordance with the provisions hereof and the Prospectus.  If at any time when a Prospectus relating to the Public Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Sale Preliminary Prospectus and the Prospectus, as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary during such period to amend the Registration Statement or amend or supplement the Sale Preliminary Prospectus and Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment to the Registration Statement or amendment or supplement to the Sale Preliminary Prospectus and Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

3.2.2. Filing of Final Prospectus.  The Company will file the Prospectus (in form and substance satisfactory to the Representative) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

3.2.3. Exchange Act Registration.  For a period of five years from the Effective Date, or until such earlier time upon which the Company is required to be liquidated and dissolved, the Company will use its best efforts to maintain the registration of the Units, Ordinary Shares and Warrants (in the case of the Warrants, until the Warrants expire and are no longer exercisable) under the provisions of the Exchange Act.  The Company will not deregister the Units, Ordinary Shares or Warrants under the Exchange Act without the prior written consent of Chardan.

3.2.4. Exchange Act Filings. For so long as the Units, Ordinary Shares and Warrants are registered under the Exchange Act, the Company shall timely file with the Commission via the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) such statements and reports as are required to be filed by a company registered under Section 12(b) of the Exchange Act, as if the Company were a company incorporated in the United States.

3.2.5. Sarbanes-Oxley Compliance. As soon as it is legally required to do so, the Company shall take all actions necessary to obtain and thereafter maintain material compliance with each applicable provision of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self regulatory entity or agency with jurisdiction over the Company.

3.3. Blue Sky Filing. If the Company is unable to qualify for listing qualifications on the NASDAQ Capital Market, the Company will endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Public Securities for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction.  In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction. All blue sky work shall be undertaken by Loeb & Loeb LLP (“Loeb”). Upon the commencement of blue sky filings (which shall be when the Company first files the Registration Statement with the Commission), the Company shall pay $7,500 to Loeb on account for professional services to be rendered, with the balance owed for professional services related to blue sky filings (an additional $27,500) to be due on the Closing Date.

3.4. Delivery of Materials to Underwriters.  The Company will deliver to each of the several Underwriters, without charge and from time to time during the period when a prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of each Sale Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents as such Underwriters may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to the Representative two manually executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all manually executed consents of certified experts.

3.5. Effectiveness and Events Requiring Notice to the Representative.  The Company will use its best efforts to cause the Registration Statement to remain effective and will notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any foreign or state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in Section 3.4 hereof that, in the judgment of the Company or its counsel, makes any statement of a material fact made in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus untrue or that requires the making of any changes in the Registration Statement, the Sale Preliminary Prospectus and Prospectus in order to make the statements therein, (with respect to the Prospectus and the Sale Preliminary Prospectus and in light of the circumstances under which they were made), not misleading.  If the Commission or any foreign or state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

3.6. Review of Financial Statements.  Until the earlier of five years from the Effective Date, or until such earlier time upon which the Company is required to be liquidated and dissolved, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company’s Form 10-Q quarterly report and the mailing of quarterly financial information to shareholders, if applicable.

3.7. Affiliated Transactions.

3.7.1. Business Combinations.  The Company will not consummate a Business Combination with any entity which is affiliated with any Company Affiliate unless the Company obtains an opinion from an independent investment banking firm that the Business Combination is fair to the Company’s shareholders from a financial perspective.

3.7.2. Compensation.  Except as set forth in the Registration Statement, the Company shall not pay any Company Affiliate or any of their affiliates any fees or compensation from the Company, for services rendered to the Company prior to, or in connection with, this Offering or the consummation of a Business Combination; provided that Company’s directors and officers shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred on the Company’s behalf in connection with seeking and consummating a Business Combination.

3.8. Secondary Market Trading and Standard & Poor’s. In the event the Public Securities are not listed or quoted, as the case may be, on the New York Stock Exchange, the American Stock Exchange or The NASDAQ Stock Market: (a) the Company will apply to be included in Standard & Poor’s Daily News and Corporation Records Corporate Descriptions for a period commencing on the Effective Date and expiring on the fifth anniversary of the consummation of a Business Combination, (b) the Company shall take such steps as may be necessary to obtain a secondary market trading exemption for the Company’s securities in such jurisdictions as may be requested by the Representative; provided, however, no qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. The Company shall also take such other action as may be reasonably requested by the Representative to obtain a secondary market trading exemption in such other states as may be requested by the Representative.

3.9. Financial Public Relations Firm.  Promptly after the execution of a definitive agreement for a Business Combination, the Company shall retain a financial public relations firm reasonably acceptable to the Representative for a term to be agreed upon by the Company and the Representative.

3.10. Reports to the Representative.

3.10.1. Periodic Reports, etc.  For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated and dissolved, the Company will furnish to the Representative (Attn:  Kerry Propper, [Director of Investment Banking]) and its counsel copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii)  a copy of each Form 6-K or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company; (iv) five copies of each registration statement filed by the Company with the Commission under the Act; (v) a copy of monthly statements, if any, setting forth such information regarding the Company’s results of operations and financial position (including balance sheet, profit and loss statements and data regarding outstanding purchase orders) as is regularly prepared by management of the Company; and (vi) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided that the Representative shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representative and its counsel in connection with the Representative’s receipt of such information. Documents filed with the Commission pursuant to the EDGAR system shall be deemed to have been delivered to the Representative pursuant to this section.

3.10.2. Transfer Sheets.  For a period of five years following the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain a transfer and warrant agent acceptable to the Representative (“Transfer Agent”) and during the two year period following the Closing Date, will furnish to the Underwriters at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representative may request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC.  Continental Stock Transfer & Trust Company is acceptable to the Underwriters as Transfer Agent. In addition, for a period of two years from the Closing Date, the Company, at its expense, shall provide the Representative a subscription to the Company’s weekly DTC Security Position Reports.

3.10.3. Secondary Market Trading Survey. In the event the Public Securities are no longer listed or quoted, as the case may be, on the New York Stock Exchange, the American Stock Exchange or The NASDAQ Stock Market, or until such earlier time upon which the Company is required to be liquidated, the Company shall engage Loeb for a one-time fee of $5,000, to deliver and update to the Underwriters on a timely basis, but in any event at the beginning of each fiscal quarter, a written report detailing those States in which the Public Securities may be traded in non-issuer transaction under the Blue Sky laws of the fifty States.

3.10.4. Proposed Acquisitions. The Company hereby agrees to give notice to the Representative with respect to any proposed acquisitions, mergers, reorganizations or other similar transactions.

3.11. Disqualification of Form F-1 and F-3 or S-1 and S-3.  For a period equal to seven years from the date hereof, the Company will not take any action or actions which may prevent or disqualify the Company’s use of Form F-1 or F-3 or Form S-1 and S-3 (or other appropriate form) for the registration of the Warrants under the Act.

3.12. Payment of Expenses.

3.12.1. General Expenses Related to the Offering.  The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at Closing Date, all fees, disbursements and expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (i) the Company’s legal and accounting fees and disbursements; (ii) the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement, the Sale Preliminary Prospectus, and the final Prospectus and amendments thereto, post-effective amendments and supplements thereto, and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Underwriters; (iii) the printing, engraving, issuance and delivery of the Units, the Ordinary Shares and the Warrants included in the Units, including any transfer or other taxes payable thereon; (iv) filing fees (including Commission filing fees) costs and expenses (including third party expenses and disbursements) incurred in registering the Offering; (v) the listing of the Public Securities on the NASDAQ Capital Market; (vi) filing fees, costs and expenses incurred in registering the Offering with FINRA (including all COBRADesk fees); (vii) fees and disbursements of the Transfer Agent, the Company’s warrant agent and registrar; (viii) costs and expenses of qualifying the Offering under the “blue sky” laws of the States specified by Chardan; (ix) costs of placing “tombstone” advertisements in three publications to be selected by the Representative; (x) the costs of any “due diligence” meetings; (xi) the preparation, binding and delivery of leather bound volumes in quantity, form and style reasonably satisfactory to the Representative and transaction lucite cube mementos in a style and quantity as reasonably requested by the Representative; (xii) all Company costs and expenses associated with “road show” marketing and “due diligence” trips for the Company’s management to meet with prospective investors, including without limitation, all travel, food and lodging expenses associated with such trips incurred by the Company; (xiii) transfer taxes; and(xiv) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.13.1. The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth above to be paid by the Company to the Representative and others. The Company also agrees to engage and pay up to $15,000 for an investigative search firm to conduct an investigation of the principals of the Company. If the Offering is not consummated for any reason whatsoever, except as a result of the Representative or any Underwriter’s breach or default with respect to any of its obligations described in this Agreement, then the Company shall reimburse the Representative in full for its out-of-pocket accountable expenses actually incurred by the Representative, including, without limitation, its legal fees.

3.12.2. Corporate Finance Fee. The Company further agrees that in addition to the expenses payable pursuant to Section 3.13.1, on the Closing Date, it will pay to the Representative a fee equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Firm Units (of which $50,000 has previously been paid) by deduction from the proceeds of the Offering contemplated herein.

3.12.3. Fee on Business Combination. Upon consummation of a Business Combination, the Company further agrees that in addition to the fees and expenses payable pursuant to Sections 3.13.1 and 3.13.2, it will pay to the Representative the Deferred Discount, subject to Section 1.5 hereof.

3.13. Application of Net Proceeds.  The Company will apply the net proceeds from the Private Placement and this Offering received by it in a manner substantially consistent with the application described under the caption “Use Of Proceeds” in the Prospectus.

3.14. Delivery of Earnings Statements to Security Holders.  The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

3.15. Notice to FINRA.

3.16.1 Merger Services. In the event any person or entity (regardless of any FINRA affiliation or association) is engaged to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, the Company will provide the following information (“Merger Information”) to FINRA and Representative prior to the consummation of the Business Combination:  (i) complete details of all services and copies of agreements governing such services; and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an “underwriter and related person” with respect to the Company’s initial public offering, as such term is defined in Rule 2710 of FINRA’s Conduct Rules.  The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in the proxy statement which the Company will file for purposes of soliciting shareholder approval for the Business Combination. Upon the Company’s delivery of the Merger Information to the Representative, the Company hereby expressly authorizes the Representative to provide such information directly to FINRA as a result of representations the Representative has made to FINRA in connection with the Offering.

3.16.2 Shareholder Status. The Company shall advise FINRA if it is aware that any 5% or greater shareholder of the Company becomes an affiliate or associated person of a FINRA member participating in the distribution of the Securities.

3.16. Stabilization. Neither the Company, nor, to its knowledge, any of its employees, directors or shareholders (without the consent of Chardan) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

3.17. Internal Controls.  The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.18. Accountants.  For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain BDO or other independent public accountants reasonably acceptable to Chardan.

3.19. Form 6-K’s.  The Company shall, on the date hereof, retain its independent public accountants to audit the financial statements of the Company as of the Closing Date (“Audited Financial Statements”) reflecting the receipt by the Company of the proceeds of the Offering and Private Placement as well as the proceeds from the exercise of the Over-allotment Option if such exercise has occurred on the date of the Prospectus.  Within three days of the Effective Date, the Company shall file a Current Report on Form 6-K (or Form 8-K, if applicable) with the Commission, which Report shall contain the Company’s Audited Financial Statements. The Company shall make a similar filing (without financial statements) upon the Underwriters’ exercise of the Over-allotment Option, if any

3.20. [Intentionally omitted.]

3.21. Corporate Proceedings. All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been done to the reasonable satisfaction to counsel for the Underwriters.

3.22. Investment Company. The Company shall cause the proceeds of the Offering to be held in the Trust Account to be invested only in “government securities” with specific maturity dates or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act as set forth in the Trust Agreement and disclosed in the Prospectus. The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates a Business Combination, it will be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.

3.23. Press Releases. The Company agrees that it will not issue press releases or engage in any other publicity, without Chardan’s prior written consent (not to be unreasonably withheld), until 40 days after the Closing Date.

3.24. Electronic Prospectus. The Company shall cause to be prepared and delivered to the Representative, at its expense, within one business day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Units for at least the period during which a Prospectus relating to the Units is required to be delivered under the Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Units is required to be delivered under the Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

3.25. Reservation of Shares. The Company has reserved and will continue to reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Warrants, the Insider Warrants and the Representative’s Securities outstanding from time to time.

3.26. Board Advisor. The Company agrees that it shall, for a period of no less than two years following the Effective Date, engage a designee of Chardan as an advisor (in such capacity, the “Advisor”) to its Board of Directors, which Advisor shall attend meetings of the Board of Directors and receive all notices and other communications sent by the Company to the members of its Board of Directors. Such Advisor shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings, including, food, lodging, and transportation (for U.S. coach travel). The Company further agrees that, during said two year period, it shall schedule no less than four meetings of its Board of Directors in each such year at which meetings the Advisor shall be permitted to attend or otherwise participate as set forth herein; said meetings shall be held quarterly each year and ten days’ advance notice of such meetings shall be given to the Advisor. The Company shall indemnify and hold the Observer harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of the Observer at any such meeting described herein, and, if the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it shall, if possible, include the Observer as an insured under such policy.

3.27. Private Placement Proceeds. Concurrently with the consummation of the IPO, EG&S shall transfer $1,970,000 of the proceeds from the Private Placement into the Trust Account and shall provide Chardan with evidence of the same.

3.28. No Amendment to Charter. The Company covenants and agrees that it will not seek to amend or modify articles [167] through [172] of its Amended and Restated Memorandum and Articles of Association without holding a general meeting at which a quorum of 50% or more of its Ordinary Shares are present in person or by proxy, and at least 66 2/3% of the Ordinary Shares present in person or by proxy at such meeting approve an amendment thereto.

3.28.1. Third Party Beneficiaries. The Company acknowledges that the purchasers of the Firm Units and the Option Units in the Offering shall be deemed to be third party beneficiaries of this Section 3.28.

3.28.2. No Amendment to Section 3.28. The Representative and the Company specifically agree that, except pursuant to its own terms, this Section 3.29 shall not be modified or amended in any way.

3.29. Board Committees. Concurrent with the consummation of a Business Combination, the Company will establish an audit committee and a compensation committee that complies with the requirements of the NASDAQ Capital Market or other national securities exchange.

4. Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters to purchase and pay for the Units, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

4.1. Regulatory Matters.

4.1.1. Effectiveness of Registration Statement.  The Registration Statement shall have become effective not later than 5:00 p.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at each of the Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Loeb, as counsel to the Underwriters.

4.1.2. FINRA Clearance.  By the Effective Date, the Representative shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3. No Commission Stop Order. At each of the Closing Date and the Option Closing Date, the Commission has not issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any part thereof, and has not instituted or threatened to institute any proceedings with respect to such an order.

4.1.4. No Blue Sky Stop Orders.  No order suspending the sale of the Units in any jurisdiction designated by the Representative pursuant to Section 3.3 hereof shall have been issued on either the Closing Date or the Option Closing Date, and no proceedings for that purpose shall have been instituted or shall be contemplated.

4.1.5. NASDAQ Listing. The Securities shall have been admitted and approved for listing on the NASDAQ Capital Market.

4.2. Company Counsel Matters.

4.2.1. Closing Date Opinion of Counsel.  On the Closing Date, the Representative shall have received the favorable opinion of EG&S, dated the Closing Date, addressed to the Representative and in form and substance satisfactory to Loeb that:

(i) The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company. To such counsel’s knowledge, the Company is not in violation of any term or provision of its Amended and Restated Memorandum and Articles of Association.

(ii) All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any shareholder of the Company arising by operation of law or under the Amended and Restated Memorandum and Articles of Association of the Company. The offers and sales of the outstanding capital stock of the Company were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or exempt from such registration requirements. The authorized and, outstanding capital stock of the Company is as set forth in the Prospectus.

(iii) The Securities and Placement Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Securities and Placement Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company arising by operation of law or under the Amended and Restated Memorandum and Articles of Association of the Company. When issued, the Underwriters’ Purchase Option, the Underwriters’ Warrants, the Insider Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and such Warrants, the Insider Warrants, the Underwriters’ Purchase Option, and the Underwriters’ Warrants, when issued, in each case, are enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The certificates representing the Securities are in due and proper form.

(iv) This Agreement, the Warrant Agreement, the Trust Agreement, the Services Agreement, the Warrant Purchase Agreement, the Escrow Agreement and the Registration Rights Agreement have each been duly and validly authorized and, when executed and delivered by the Company, constitute, and the Underwriters’ Purchase Option has been duly and validly authorized by the Company and, when executed and delivered, will constitute, the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) as enforceability of any indemnification or contribution provisions may be limited under the federal and state securities laws, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(v) The execution, delivery and performance of this Agreement and the Ancillary Agreements and compliance by the Company with the terms and provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby, and the issuance and sale of the Securities, do not and will not, with or without the giving of notice or the lapse of time, or both, (a) to such counsel’s knowledge, conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any mortgage, deed of trust, note, indenture, loan, contract, commitment or other agreement or instrument filed as an exhibit to the Registration Statement, (b) result in any violation of the provisions of the Amended and Restated Memorandum and Articles of Association of the Company, or (c) to such counsel’s knowledge, violate any United States statute or any judgment, order or decree, rule or regulation applicable to the Company of any court, United States federal, state or other regulatory authority or other governmental body having jurisdiction over the Company, its properties or assets.

(vi) The Registration Statement, the Preliminary Prospectus and the Prospectus and any post-effective amendments or supplements thereto (other than the financial statements included therein, as to which no opinion need be rendered) each as of their respective dates appeared on their face to comply as to form in all material respects with the requirements of the Act and Regulations. The Securities and all other securities issued or issuable by the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus. The descriptions in the Registration Statement and in the Prospectus, insofar as such statements constitute a summary of statutes, legal matters, contracts, documents or proceedings referred to therein, fairly present in all material respects the information required to be shown with respect to such statutes, legal matters, contracts, documents and proceedings, and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described in the Registration Statement or the Prospectus or included as exhibits to the Registration Statement that are not described or included as required.

(vii) The Registration Statement is effective under the Act. To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act or applicable state securities laws.

(viii) To such counsel’s knowledge, there is no action, suit or proceeding before or by any court of governmental agency or body, domestic or foreign, now pending, or threatened against the Company that is required to be described in the Registration Statement.

(ix) The statements under the subheading “United States Federal Income Taxation” under the caption “Taxation”, insofar as such statements constitute a summary of the legal matters, agreements, documents or proceedings referred to therein, fairly and accurately present the information called for with respect to such legal matters, agreements, documents and proceedings.

The opinion of counsel shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, the Underwriters and the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus contained therein and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus contained therein (except as otherwise set forth in the foregoing opinion), solely on the basis of the foregoing without independent check and verification, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto, at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or any amendment or supplement thereto, at the time they were filed pursuant to Rule 424(b) or at the date of such counsel’s opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion with respect to (i) any disclosures relating to the laws, rules, statutes or regulations of the Cayman Islands (it being understood that counsel is relying on the opinion of Maples & Calder with respect to Cayman Islands matters) or (ii) the financial information and statistical data and information included in the Registration Statement or the Prospectus).

4.2.2. Closing Date Opinion of Cayman Islands Counsel. On the Closing Date, the Underwriters shall have received the favorable opinion of Maples & Calder, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Representative to the effect that:

(i) No Cayman Islands law, rule, statute, government order or mandate or regulation required to be described in the Prospectus is not described as required and insofar as the disclosures in the Registration Statement and Prospectus purport to summarize matters of Cayman Islands law, rules, statutes and regulations, such disclosures constitute accurate summaries thereof in all material respects.

(ii) Counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Prospectus and related matters were discussed and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, no facts have come to the attention of such counsel which should lead them to believe that either the Registration Statement or the Prospectus or any amendment or supplement thereto, as of the date of such opinion, solely with respect to matters of Cayman Islands law, rule, statutes and regulations, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circum-stances under which they were made, not misleading.

4.2.3. Option Closing Date Opinion of Counsel.  On the Option Closing Date, if any, the Representative shall have received the favorable opinion of EG&S and Maples & Calder dated the Option Closing Date, addressed to the Representative and in form and substance reasonably satisfactory to the counsel to the Representative, confirming as of the Option Closing Date, the statements made by EG&S and Maples & Calder in their opinions delivered on the Closing Date.

4.2.4 Reliance. In rendering such opinion, such counsel may rely: (i) as to matters involving the application of the laws of the Cayman Islands, on the opinion of Maples & Calder with respect to matters governed by Cayman Islands to the extent such counsel deems proper and to the extent specified in such opinion, if at all, in form and substance reasonably satisfactory to the Representative and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdiction having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to the Underwriters’ counsel if requested.  The opinion of counsel for the Company and any opinion relied upon by such counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

4.3. Cold Comfort Letter.  At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a letter, addressed to the Representative and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Representative and to Loeb from BDO dated, respectively, as of the date of this Agreement and as of the Closing Date and the Option Closing Date, if any:

(i) Confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable Regulations and that they have not, during the periods covered by the financial statements included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

(ii) Stating that in their opinion the financial statements of the Company included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published Regulations thereunder;

(iii) Stating that, on the basis of a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the shareholders and board of directors and the various committees of the board of directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that: (a) the unaudited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus; or (b) at a date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the shareholders’ equity of the Company as compared with amounts shown in the ________________________ balance sheet included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, other than as set forth in or contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, or, if there was any decrease, setting forth the amount of such decrease, and (c) during the period from ___________________ to a specified date not later than two days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any decrease in revenues, net earnings or net earnings per Ordinary Share, in each case as compared with the corresponding period in the preceding year and as compared with the corresponding period in the preceding quarter, other than as set forth in or contemplated by the Registration Statement and the Prospectus, or, if there was any such decrease, setting forth the amount of such decrease;

(iv) Setting forth, at a date not later than five days prior to the Effective Date, the amount of liabilities of the Company;

(v) Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

(vi) Stating that they have not during the immediately preceding five year period brought to the attention of the Company’s management any reportable condition related to internal structure, design or operation as defined in the Statement on Auditing Standards No. 60 “Communication of Internal Control Structure Related Matters Noted in an Audit,” in the Company’s internal controls; and

(vii) Statements as to such other matters incident to the transaction contemplated hereby as the Representative may reasonably request.

4.4. Officers’ Certificates.

4.4.1. Officers’ Certificate.  At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Chairman of the Board or the President and the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4.5 hereof have been satisfied as of such date and that, as of Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct.  In addition, the Representative will have received such other and further certificates of officers of the Company as the Representative may reasonably request.

4.4.2. Secretary’s Certificate.  At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying: (i) that the Amended and Restated Memorandum and Articles of Association of the Company are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified; (iii) all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company.  The documents referred to in such certificate shall be attached to such certificate.

4.5. No Material Changes.  Prior to and on each of the Closing Date and the Option Closing Date, if any: (i) there shall have been no material adverse change or development involving a prospective material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Sale Preliminary Prospectus and Prospectus; (ii) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Company Affiliate before or by any court or foreign, federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Sale Preliminary Prospectus and Prospectus; (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and none of the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6. Delivery of Agreements.

4.6.1. Effective Date Deliveries.  On the Effective Date, the Company shall have delivered to the Representative executed copies of the Escrow Agreement, the Trust Agreement, the Warrant Agreement, the Services Agreement, all of the Insider Letters, the Registration Rights Agreement and all of the Subscription Agreements.

4.6.2. Closing Date Deliveries.  On the Closing Date, the Company shall have delivered to the Representative, the Underwriters’ Purchase Option.

5. Indemnification.

5.1. Indemnification of Underwriters.

5.1.1. General.  The Company agrees to indemnify and hold harmless each of the Underwriters and each dealer selected by the Representative that participates in the offer and sale of the Units (each a “Selected Dealer”) and each of their respective directors, officers, members, employees, representatives and agents and each person, if any, who controls any such Underwriter or dealer (“controlling person”) within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its counsel, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriters and the Company or between any of the Underwriters and any third party or otherwise) to which they or any of them may become subject under the Act, the Exchange Act or any other foreign, federal, state or local statute, law, rule, regulation or ordinance or at common law or otherwise or under the laws, rules and regulation of foreign countries, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained in (i) any Preliminary Prospectus, the Registration Statement, or the Prospectus or in any document incorporated by reference therein (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus relating to any the securities of the Company described herein; or (iii) any application or other document or written communication (in this Section 5 collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Units under the securities laws thereof or filed with the Commission, any foreign or state securities commission or agency, the New York Stock Exchange, the American Stock Exchange or The NASDAQ Stock Market or any securities exchange; or (B) the omission or alleged omission in any of the documents referred to in clauses (i), (ii) or (iii) above of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) any breach of the representations and warranties of the Company contained herein or failure of the Company to perform its obligations hereunder or pursuant to any law, any act or failure to act, or any alleged act or failure to act.  Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, Registration Statement, or the Prospectus or any amendment or supplement thereof, or in any application, as the case may be, made in reliance upon and in conformity with written information furnished to the Company with respect to an Underwriter by or on behalf of such Underwriter expressly for use therein which furnished written information, it is expressly agreed, consists solely of the information described in the next to last sentence of Section 2.3.1. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Securities or in connection with the Preliminary Prospectus, the Registration Statement or the Prospectus. This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter or dealer or controlling person thereof.

5.1.2. Procedure.  If any action is brought against an Underwriter, dealer or controlling person in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter shall promptly notify the Company in writing of the institution of such action; provided, however that the failure to notify the Company shall not relieve the Company from any liability which it may have under this Section 5, except to the extent that it has been materially prejudiced by such failure; and provided further that the failure to notify the Company shall not relieve the Company from any liability which it may have otherwise than under this Section 5. The Company shall thereafter assume the defense of such action, including the employment (subject to the reasonable approval of such Underwriter) and fees of counsel and payment of actual expenses.  Such Underwriter, dealer or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless: (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action; (ii) the Company shall not have employed counsel to have charge of the defense of such action; or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Underwriter and/or controlling person shall be borne by the Company.  Notwithstanding anything to the contrary contained herein, if the Underwriter, dealer or controlling person shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld.

5.2. Indemnification of the Company.  Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors and officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and its counsel, against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to such Underwriter by or on behalf of the Underwriter expressly for use in such Registration Statement, Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any such application, which furnished written information, it is expressly agreed, consists solely of the information described in the next to last sentence of Section 2.3.1.  Notwithstanding the provisions of this Section 5.2, in no event shall any indemnity by an Underwriter exceed the total amount of compensation received by such Underwriter pursuant to the terms of this Agreement. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2.

5.3. Contribution.

5.3.1. Contribution Rights.  In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial offering price appearing thereon and the Company is responsible for the balance; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Notwithstanding the provisions of this Section 5.3.1, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Public Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses.  For purposes of this Section, each director, officer and employee of an Underwriter or the Company, as applicable, and each person, if any, who controls an Underwriter or the Company, as applicable, within the meaning of Section 15 of the Act shall have the same rights to contribution as the Underwriters or the Company, as applicable.

5.3.2. Contribution Procedure.  Within fifteen days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder.  In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.  Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party.  The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.  The Underwriters’ obligations to contribute pursuant to this Section 5.3 are several and not joint.

6. Default by an Underwriter.

6.1. Procedure for Non-Defaulting Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase and pay for the Units which such Underwriter has agreed to purchase, then the Representative shall use its reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Units which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours the Representative shall not have procured such other Underwriters, or any others, to purchase the Units agreed to be purchased by the defaulting Underwriter or Underwriters, then (i) if the number of the Units with respect to which such default relates does not exceed in the aggregate 10% of the number of Units that all Underwriters have agreed to purchase hereunder on the Closing Date or the Option Closing Date, as the case may be, such Units to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder or (ii) if the number of the Units with respect to which such default relates exceeds 10% of the Units, the Representative shall have the right to terminate this Agreement by notice to the Company without liability on the part of the non-defaulting Underwriters or the Company (except as provided in Sections 3.13 and 5 hereof); provided, however, that if such default occurs with respect to the Option Units, this Agreement will not terminate as to the Firm Units; and provided further that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.

6.2. Postponement of Closing Date.  In the event that the Firm Units or Option Units to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement and/or the Prospectus, as the case may be, or in any other documents and arrangements, and the Company agrees to file promptly any amendment to, or to supplement, the Registration Statement and/or the Prospectus, as the case may be, that in the opinion of counsel for the Underwriters may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Securities.

7. Additional Covenants.

7.1. Additional Shares or Options.  The Company hereby agrees that until the Company consummates a Business Combination, it shall not issue any Ordinary Shares or any options or other securities convertible into Ordinary Shares, or any shares of Preferred Stock which participate in any manner in the Trust Account or which vote as a class with the Ordinary Shares on a Business Combination.

7.2. Trust Account Waiver Acknowledgments. The Company hereby agrees that it will not commence its due diligence investigation of any operating business or businesses which the Company seeks to acquire (each, a “Target Business”) or obtain the services of any vendor unless and until such Target Business or vendor acknowledges in writing, whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing), that (a) it has read the Prospectus and understands that the Company has established the Trust Account, initially in an amount of $________ (without giving effect to any exercise of the Over-allotment Option) for the benefit of the Public Shareholders and that, except for taxes payable by the Company and up to $1,400,000 of interest to fund working capital, the Company may disburse monies from the Trust Account only: (i) to the Public Shareholders in the event of the conversion of their Ordinary Shares or the dissolution and liquidation of the Trust Account as part of the Company’s plan of dissolution and liquidation or (ii) to the Company after it consummates a Business Combination and (b) for and in consideration of the Company (i) agreeing to evaluate such Target Business for purposes of consummating a Business Combination with it or (ii) agreeing to engage the services of the vendor, as the case may be, such Target Business or vendor agrees that it does not have any right, title, interest or claim of any kind in or to any monies of the Trust Account (“Claim”) and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The foregoing letters shall be substantially in the form attached hereto as Exhibit A and Exhibit B, respectively.

7.3. Insider Letters.  The Company shall not take any action or omit to take any action which would cause a breach of any of the Insider Letters and will not allow any amendments to, or waivers of, the Insider Letters without the prior written consent of Chardan.

7.4. Amended and Restated Memorandum and Articles of Association.  The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its Amended and Restated Memorandum and Articles of Association.  Except as set forth in Section 3.28, prior to the consummation of a Business Combination, the Company will not amend its Amended and Restated Memorandum and Articles of Association without the prior written consent of Chardan.

7.5. Proxy and Other Information.  The Company shall provide counsel to the Representative with ten copies of all proxy information and all related material filed with the Commission in connection with a Business Combination concurrently with such filing with the Commission.  In addition, the Company shall furnish any other State in which its initial public offering was registered, such information as may be requested by such State.

7.6. Preliminary Proxy Material. Despite the fact that, as a foreign private issuer, the Company is exempt from the proxy rules promulgated under the Exchange Act which prescribe the form and content of proxy statements (“Proxy Rules”) and will not be required to file with the Commission preliminary proxy solicitation materials regarding the Business Combination, the Company covenants to include the information and materials in its proxy statement seeking approval of the Business Combination as would be required if the Company were subject to the Proxy Rules.

7.7. Acquisition/Liquidation Procedure.

7.7.1. Distribution Amount. The Company agrees: (i) that, prior to the consummation of any Business Combination, it will submit such transaction to the Company’s shareholders for their approval (“Business Combination Vote”) even if the nature of the acquisition is such as would not ordinarily require shareholder approval under Cayman Islands law; and (ii) that, in the event that the Company does not effect a Business Combination by the termination date of the Company’s corporate existence (“Termination Date”), the Company shall take all action necessary to dissolve the Company and liquidate all assets of the Company including the Trust Account to holders of the Company’s Ordinary Shares issued in the Offering (“IPO Shares”) as soon as reasonably practicable, subject to the requirements of the laws of the Cayman Islands. Upon liquidation of the Trust Account, the Company will distribute to all holders of IPO Shares an aggregate sum equal to $____ per IPO Share (plus the interest income earned on the Trust Account not previously distributed to holders of the IPO Shares but net of: (i) taxes payable on interest earned; and (ii) up to an aggregate of $1,400,000 of interest income that the Company may draw for working capital purposes) plus a pro rata share of any remaining net assets, subject to any valid claims by our creditors that are not covered by amounts held in the Trust Account or the indemnities provided by the Sponsors. Only holders of IPO Shares shall be entitled to receive liquidating distributions and the Company shall pay no liquidating distributions with respect to any other shares of capital stock of the Company, including the Placement Securities and Ordinary Shares held by the Initial Shareholders prior to the Offering.

7.7.2. Vote and Share Conversion. With respect to the Business Combination Vote, the Company shall cause all of the Initial Shareholders to vote the Ordinary Shares owned by them immediately prior to this Offering in accordance with the majority of the IPO Shares. In addition, the Company shall cause the Initial Shareholders to vote Ordinary Shares they acquire in the IPO or in the aftermarket in favor of the Business Combination.  At the time the Company seeks approval of any potential Business Combination, the Company will offer each of the holders of the IPO Shares the right to convert their IPO Shares at a per share price equal to $____ (“Conversion Price”). If holders of less than 40.0% of the total number of IPO Shares vote against such approval of a Business Combination, the Company may, but will not be required to, proceed with such Business Combination.  If the Company elects to so proceed, it will convert shares, based upon the Conversion Price, from those holders of IPO Shares who affirmatively requested such conversion and who voted against the Business Combination. If holders of 40.0% or more in interest of the IPO Shares vote against approval of any potential Business Combination, the Company will not proceed with such Business Combination and will not convert such IPO Shares.

7.8. Rule 419. The Company agrees that it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including, but not limited to, using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act during such period.

7.9. Presentation of Potential Target Businesses.  The Company shall cause each of the Company Affiliates to agree that, in order to minimize potential conflicts of interest which may arise from multiple affiliations, the Company Affiliates will present to the Company for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the Company Affiliates cease to be affiliates of the Company, subject to any pre-existing fiduciary obligations the Company Affiliates might have.

7.10. Target Net Assets. The Company agrees that the initial Target Business that it acquires must have a fair market value equal to at least 80.0% of the amount in the Trust Account at the time of such acquisition (exclusive of Chardan’s Deferred Discount plus interest thereon held in the Trust Account). The fair market value of such business must be determined by the Board of Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value.  If the Board of Directors of the Company is not able to independently determine that the Target Business has a fair market value of at least 80.0% of the amount in the Trust Account (exclusive of the Deferred Discount) at the time of such acquisition, the Company will obtain an opinion from an unaffiliated, independent investment banking firm which is a member of FINRA with respect to the satisfaction of such criteria.  The Company is not required to obtain an opinion from an investment banking firm as to the fair market value if the Company’s Board of Directors independently determines that the Target Business does have sufficient fair market value.

8. Representations and Agreements to Survive Delivery.  Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date or the Option Closing Date, if any, and such representations, warranties and agreements of the Underwriters and the Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the several Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh anniversary of the later of the Closing Date or the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

9. Effective Date of This Agreement and Termination Thereof.

9.1. Effective Date.  This Agreement shall become effective on the Effective Date at the time the Registration Statement is declared effective by the Commission.

9.2. Termination.  The Representative shall have the right to terminate this Agreement at any time prior to any Closing Date: (i) if any domestic or international event or act or occurrence has materially disrupted or, in the Representative’s sole opinion, will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange or The NASDAQ Stock Market (or successor trading market) shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required on the New York Stock Exchange, the American Stock Exchange or The NASDAQ Stock Market or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become engaged in hostilities or involved in a war, or shall have become the subject of an act of terrorism (here or abroad), or there shall have been an outbreak of or escalation in hostilities involving the United States or (iv) if a banking moratorium has been declared by a New York State or federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative’s sole opinion, make it inadvisable to proceed with the delivery of the Units, or (vii) if any of the Company’s representations, warranties or covenants hereunder are breached, or (viii) if the Representative shall have become aware after the date hereof of such a material adverse change in the conditions or prospects of the Company, or such adverse material change in general economic, political or financial conditions (or the effect of international conditions on such markets in the United States), including, without limitation, as a result of terrorist activities after the date hereof, as in the Representative’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriters for the sale of the Units.

9.3. Expenses.  In the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the obligations of the Company to pay the out of pocket expenses related to the transactions contemplated herein shall be governed by Section 3.13.1 hereof.

9.4. Indemnification.  Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way effected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10. Miscellaneous.

10.1. Notices.  All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) and confirmed and shall be deemed given when so mailed, delivered or faxed (or if mailed, two days after such mailing):

If to the Representative:

Chardan Capital Markets LLC
17 State Street, Suite 1600
New York, New York 10004
Attn: Kerry Propper, Director of Investment Banking
Fax: (646) 465-9039

With a copy (which shall not constitute notice) to:

Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154-1895
Attn: Mitchell S. Nussbaum, Esq.
Fax: (212) 407-4990

If to the Company:
IndAS Green Acquisition Corporation
Level 30-31, Six Battery Road
Raffles Place
Singapore 049909
Attn:
Fax:

With a copy to:

Ellenoff Grossman & Schole LLP
150 East 42nd Street, 11th Floor
New York, New York 10017
Attn: Douglas S. Ellenoff, Esq. and Stuart Neuhauser, Esq.
Fax: 212-370-7889

10.2. Headings.  The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

10.3. Amendment.  This Agreement may only be amended by a written instrument executed by each of the parties hereto.

10.4. Entire Agreement.  This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.5. Binding Effect.  This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

10.6. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

10.7. Jurisdiction; Service. Any claim arising out of or relating to this Agreement shall be resolved solely in the Supreme Court of the State of New York, New York County or the United States District Court for the Southern District of New York, City and State of New York, and appellate courts from any thereof (“Courts”). The Company and Chardan hereby irrevocably (a) submit to the jurisdiction of the foregoing Courts and (b) waive any objection which either party may have at any time to the laying on or of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such Court and (c), waive any claim that any such suit, action or proceeding brought in any such Court has been brought in an inconvenient forum, and (d) waive any objection in any such suit to discovery and/or disclosure under the applicable federal and local rules of civil procedure or the New York State civil practice laws and rules based upon the purported confidentiality of any document or the disclosure of any information, including but not limited to the identification of relevant individuals and/or businesses, under the laws of the Cayman Islands. The Company irrevocably appoints EG&S as its agent for service of process in the State of New York to receive, for the Company on its behalf, service of process in any proceeding. Any such process or summons to be served upon the Company may be served by personal delivery, by mail, or in any other manner as may be permitted by the rules of the Court in which the action, suit or proceeding is commenced, upon the Company c/o Ellenoff Grossman & Schole LLP, 140 East 42nd Street, 11th Floor, New York, New York 10017, Attention: Stuart Neuhauser. Such delivery shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.

10.8. JURY TRIAL WAIVER. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

10.9. Attorneys’ Fees. The Company agrees that the prevailing party(ies) in any Action arising out of this Agreement and the transactions contemplated hereby shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such Action and/or incurred in connection with the preparation therefor.

10.10. Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by fax or email/.pdf transmission shall constitute valid and sufficient delivery thereof.

10.11. Waiver, etc.  The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement.  No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

10.12. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arms-length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company acknowledges that the price of the Securities set forth in this Agreement was established following arms-length negotiations and that the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company in respect of such fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including shareholders, employees or creditors.

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

INDAS GREEN ACQUISITION CORPORATION

By:
Name:
Title:

Agreed to and accepted
as of the date first written above:

CHARDAN CAPITAL MARKETS LLC, as Representative
of the several Underwriters

By:
Name: Kerry Propper
Title: Director of Investment Banking

SCHEDULE A

INDAS GREEN ACQUISITION CORPORATION

5,250,000 Units

Underwriter	Number of Firm Units to be Purchased
Chardan Capital Markets LLC
Macquarie Capital (USA) Inc.

5,250,000

EXHIBIT A

Form of Target Business Letter

IndAS Green Acquisition Corporation
1 North Bridge Road # 19-04/05
High Street Centre
Singapore 179094
Attn:

Gentlemen:

Reference is made to the Final Prospectus of IndAS Green Acquisition Corporation (the “Company”), dated _______________, 2008 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of at least $______ for the benefit of the Public Shareholders and the underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Shareholders in the event of the redemption of their shares or the dissolution and liquidation of the Company; or (ii) to the Company and the Underwriters after it consummates a Business Combination.

For and in consideration of the Company agreeing to evaluate the undersigned for purposes of consummating a Business Combination with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Print Name of Target Business

Authorized Signature of Target Business

EXHIBIT B

Form of Vendor Letter

IndAS Green Acquisition Corporation
1 North Bridge Road # 19-04/05
High Street Centre
Singapore 179094
Attn:

Gentlemen:

 Reference is made to the Final Prospectus of IndAS Green Acquisition Corporation (the “Company”), dated _______________, 2008 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of at least $_______ for the benefit of the Public Shareholders and the underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Shareholders in the event of the redemption of their shares or the dissolution and liquidation of the Company; or (ii) to the Company and the Underwriters after it consummates a Business Combination.

For and in consideration of the Company agreeing to use the services of the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any services provided to the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Print Name of Vendor

Authorized Signature of Vendor